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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 6, 2002



                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)

           UTAH                         0-21785                 95-4543704
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


     5920 FRIARS ROAD, SUITE 104
             SAN DIEGO, CA                                        92108
(Address of principal executive offices)                       (ZIP Code)


                                 (619) 692-0333

              (Registrant's Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 6, 2002 and effective on such date, New Visual Corporation (the "Company") selected the accounting firm of Marcum & Kliegman, LLP ("Marcum") as the independent accountants for the Company for the fiscal year ending October 31, 2002. The Company selected Marcum to replace the accounting firm of Grassi & Co., CPAs, P.C. ("Grassi") because several Grassi partners and employees familiar with the Company have become partners and employees of Marcum. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company on September 6, 2002.

         Over the course of the Company's two most recent fiscal years through the date of Grassi's replacement (the "Pre-Effective Period"), there were no disagreements between the Company and Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of Grassi) would have caused Grassi to make reference in connection with their report to the subject matter of the disagreements. The accountants' reports on the consolidated financial statements of the Company for the fiscal years ended October 31, 2000 and October 31, 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope or accounting principles.

         During the Pre-Effective Period, the Company did not consult with Marcum regarding the application of accounting principals to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events set forth in Item 304(a)(2) of Regulation S-K.

         The Company has asked Grassi to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grassi agrees with the above statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are provided as Exhibits to this Form 8-K:

(c) Exhibits.

   EXHIBIT NO.             DOCUMENT DESCRIPTION
   ----------              --------------------

      16.1                 Letter from Grassi & Co., CPAs, P.C. *

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* To be filed by amendment.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NEW VISUAL CORPORATION

September 13, 2002

                                                      By:  /s/ Thomas J. Cooper
                                                      --------------------------
                                                      Thomas J. Cooper
                                                      Chief Executive Officer